IDAHO POWER COMPANY

                         SECURITY PLAN FOR
                    SENIOR MANAGEMENT EMPLOYEES



                       Amended and Restated

                    Effective November 30, 1994
                         TABLE OF CONTENTS




ARTICLE I
     PURPOSE; EFFECTIVE DATE                                      1

ARTICLE II
     DEFINITIONS                                                  1
     2.1  Actuarial Equivalent                                    1
     2.2  Beneficiary                                             2
     2.3  Board                                                   2
     2.4  Change in Control                                       2
     2.5  Committee                                               3
     2.6  Company                                                 3
     2.7  Compensation                                            3
     2.8  Contract of Participation                               3
     2.9  Disability                                              4
     2.10 Early Retirement Date                                   4
     2.11 Employer                                                4
     2.12 Final Average Monthly Compensation                      4
     2.13 Frozen Retirement Benefit                               4
     2.14 Frozen Survivor Benefit                                 5
     2.15 Normal Form of Benefit                                  5
     2.16 Normal Retirement Date                                  6
     2.17 Participant                                             6
     2.18 Plan Year                                               6
     2.19 Retirement                                              6
     2.20 Retirement Plan                                         6
     2.21 Supplemental Retirement Benefit                         6
     2.22 Target Retirement Percentage                            6
     2.23 Years of Participation                                  6

ARTICLE III
     PARTICIPATION AND VESTING                                    7
     3.1  Eligibility and Participation                           7
     3.2  Vesting                                                 7
     3.3  Change in Employment Status                             7

ARTICLE IV
     BENEFIT ELECTION                                             8
     4.1  Benefit Election                                        8
     4.2  Commencement of Benefits                                8

ARTICLE V
     SURVIVOR BENEFITS                                            8
     5.1  Pre-retirement Survivor Benefits                        8
     5.2  Post-termination Survivor Benefit                       9
     5.3  Suicide                                                10

ARTICLE VI
     SUPPLEMENTAL RETIREMENT BENEFITS                            10
     6.1  Normal Retirement Benefit                              10
     6.2  Early Retirement Benefit                               10
     6.3  Early Retirement Factor                                11
     6.4  Early Termination Benefits                             11
     6.5  Termination After Change in Control                    12
     6.6  Form of Payment                                        12

ARTICLE VII
     OTHER RETIREMENT PROVISIONS                                 13
     7.1  Disability                                             13
     7.2  Withholding Payroll Taxes                              13
     7.3  Payment to Guardian                                    13

ARTICLE VIII
     BENEFICIARY DESIGNATION                                     14
     8.1  Beneficiary Designation                                14
     8.2  Amendments, Marital Status; No Participant Designation 14
     8.3  Effect of Payment                                      15

ARTICLE IX
     ADMINISTRATION                                              15
     9.1  Committee; Duties                                      15
     9.2  Indemnity of Committee                                 16

ARTICLE X
     CLAIMS PROCEDURE                                            16
     10.1 Claim                                                  16
     10.2 Denial of Claim                                        16
     10.3 Review of Claim                                        17
     10.4 Final Decision                                         17

ARTICLE XI
     TERMINATION, SUSPENSION OR AMENDMENT                        17
     11.1 Termination, Suspension or Amendment of Plan           17
     11.2 Change in Control                                      18

ARTICLE XII
     MISCELLANEOUS                                               18
     12.1 Unfunded Plan                                          18
     12.2 Unsecured General Creditor                             18
     12.3 Trust Fund                                             19
     12.4 Nonassignability                                       19
     12.5 Not a Contract of Employment                           19
     12.6 Governing Law                                          20
     12.7 Validity                                               20
     12.8 Notice                                                 20
     12.9 Successors                                             20

                       IDAHO POWER COMPANY
          SECURITY PLAN FOR SENIOR MANAGEMENT EMPLOYEES
                      AMENDED AND RESTATED
                   EFFECTIVE NOVEMBER 30, 1994

ARTICLE I

PURPOSE; EFFECTIVE DATE
     The purpose of this Security Plan for Senior Management Employees (the "Plan") is to provide supplemental retirement benefits for certain key employees of Idaho Power Company and its subsidiaries and affiliates. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits. The effective date of this restatement shall be November 30, 1994.

ARTICLE II

DEFINITIONS
     For the purposes of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:

     2.1 Actuarial Equivalent. "Actuarial Equivalent" shall mean equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Company using generally accepted actuarial assumptions, methods and factors as used in the Retirement Plan of Idaho Power Company which may be amended from time to time.

     2.2 Beneficiary. "Beneficiary" shall mean the person, persons or entity designated by the Participant or pursuant to
Article VI to receive any benefits payable under the Plan. Each such designation shall be made in a written instrument filed with the Committee and shall become effective only when received, accepted and acknowledged in writing by the Committee.

     2.3 Board. "Board" shall mean the Board of Directors of the Company.

     2.4 Change in Control. "Change in Control" shall mean the earlier of the following to occur:

     (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in Rule 12b-2 of the Exchange
Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock then outstanding;

     (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock;

     (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of
Item 6(e) of Schedule 14A of Regulation 14A of the Securities and
Exchange Commission under the Exchange Act;

     (d) a proposed change in the constituency of the Board of Directors of the Company such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved by a vote of at least two-third (2/3) of the directors then still in office who were members of the Board of Directors of the Company at the beginning of the period; or

     (e) any other event which shall be deemed by a majority of the Committee of the Board of Directors of the Company to constitute a "change in control."

     2.5 Committee. "Committee" shall mean the Committee appointed by the Board pursuant to Section 9.1 hereof to administer the Plan.

     2.6 Company. "Company" shall mean the Idaho Power Company, an Idaho corporation, its successors and assigns.

     2.7 Compensation. "Compensation" shall mean the base salary and annual bonuses paid to a Participant and considered to be "wages" for purposes of federal income tax withholding. Compensation shall be calculated before reduction for any amounts deferred by the Participant pursuant to any plan sponsored by the Employer which permits deferral of current compensation. Compensation does not include long-term incentive compensation in any form, expense reimbursements, or any form of noncash compensation or benefits.

     2.8 Contract of Participation. "Contract of Participation" shall mean an agreement of participation in the Idaho Power
Security Plan for Senior Management Employees between the
Participant and Idaho Power Company in the form attached as Appendix A.

     2.9 Disability. "Disability" shall mean that a Participant is eligible to receive benefits under the Long-Term Disability
Program maintained by the Employer as defined in Section 2.11 hereof.

     2.10 Early Retirement Date. "Early Retirement Date" shall mean the date on which a Participant terminates employment with the Employer, as defined in Section 2.11 hereof, if such termination date occurs on or after such Participant's attainment of age fifty-five (55) but prior to Participant's Normal
Retirement Date.

     2.11 Employer. "Employer" shall mean the Company and any affiliated or subsidiary corporation now in existence or subsequently designated by the Board, or any successors to the business thereof.

     2.12 Final Average Monthly Compensation. "Final Average Monthly Compensation" shall mean the total compensation received by the Participant during any sixty (60) consecutive months (during the last ten (10) years of employment) for which the Participant's compensation was the highest divided by sixty (60). In determining Final Average Monthly Compensation, annual bonuses shall be allocated equally to the months in which they were accrued or earned. Final Average Monthly Compensation shall not include any Compensation payable to a Participant pursuant to a written severance agreement with the Employer.

     2.13 Frozen Retirement Benefit. "Frozen Retirement Benefit" shall mean the benefit accrued as of November 30, 1994, under the Idaho Power Company Security Plan for Senior Management Employees as amended and restated May 1, 1990. The Frozen Retirement Benefit shall be calculated using compensation through November 30, 1994, and actual age at commencement of benefits. Participation after November 30, 1994, shall be included for calculating vesting for the Frozen Retirement Benefit. The Frozen Retirement Benefit shall be paid in the form and manner set forth in this Plan prior to this amendment. The Frozen Retirement Benefit shall include the Participant's salary reduction with interest as provided in Section 5.5 of the Idaho Power Company Security Plan for Senior Management Employees as amended and restated May 1, 1990. Effective November 30, 1994, there shall be no additional employee contributions or salary reductions under this Plan. The Frozen Retirement Benefit accrued shall not be reduced due to the failure to complete salary reductions for the final benefit class if such failure resulted from removing the salary reduction requirement from the Plan effective November 30, 1994.

     2.14 Frozen Survivor Benefit. "Frozen Survivor Benefit" shall mean the survivor benefit accrued as of November 30, 1994, under Article IV of the Idaho Power Company Security Plan for Senior Management Employees as amended and restated May 1, 1990. The Frozen Survivor Benefit shall be calculated using compensation through November 30, 1994, and actual age at commencement of benefits. Participation after November 30, 1994, shall be included for calculating vesting for the Frozen Survivor Benefit. The Frozen Survivor Benefit shall be paid in the form and manner set forth in this Plan prior to this amendment. The Frozen Survivor Benefit accrued shall not be reduced due to the failure to complete salary reductions for the final benefit class if such failure resulted from removing the salary reduction requirement from the Plan effective November 30, 1994.

     2.15 Normal Form of Benefit. "Normal Form of Benefit" shall mean the normal form of monthly retirement benefit provided under
Section 3.01 of the Employer's Retirement Plan.

     2.16 Normal Retirement Date. "Normal Retirement Date" shall mean the date on which the Participant terminates employment with the Employer if the termination date occurs on or after the Participant attains age sixty-two (62).

     2.17 Participant. "Participant" shall mean any individual who is participating in or has participated in this Plan as provided in Article III.

     2.18 Plan Year. "Plan Year" shall mean the calendar year effective November 30, 1994.

     2.19 Retirement. "Retirement" shall mean a Participant's termination from employment with the Employer at the Participant's Early Retirement Date or Normal Retirement Date, as applicable.

     2.20 Retirement Plan.  "Retirement Plan" shall mean The
Retirement Plan of Idaho Power Company as may be amended from time to time.

     2.21 Supplemental Retirement Benefit.  "Supplemental
Retirement Benefit" shall mean the benefit determined under
Article VI of this Plan.

     2.22 Target Retirement Percentage. "Target Retirement Percentage" shall equal six percent (6%) for each of the first ten (10) years of participation plus an additional one percent (1%) for each Year of Participation, as defined in Section 2.22 hereof, exceeding ten (10). The maximum target shall be seventy-five percent (75%).

     2.23 Years of Participation. "Years of Participation" shall be twelve (12) month periods, and portions thereof, which shall begin on the earlier of, the date of the Participant's signature of the Contract of Participation for this Plan or a date designated by the Committee, and shall end at the termination of participation. Partial Years of Participation, if any, shall be used in determining benefits under this Plan.

ARTICLE III

PARTICIPATION AND VESTING

     3.1  Eligibility and Participation.

     (a) Eligibility. Eligibility to participate in the Plan is limited to those key employees of the Employer that are designated, from time to time, by the Employer.

     (b) Participation. Participation in the Plan shall continue until such time as the Participant ceases participation in this Plan and as long thereafter as the Participant is eligible to receive benefits under this Plan.

     3.2  Vesting.  A Participant shall be one hundred percent
(100%) vested.

     3.3 Change in Employment Status. If the Employer determines that a Participant's employment performance is no longer at a level which deserves reward through participation in this Plan, but does not terminate the Participant's employment with the Employer, participation herein and eligibility to receive benefits hereunder shall be limited to the Participant's accrued benefit as of the date designated by the Committee. In such an event, the benefits payable to the Participant shall be based solely on the Participant's Years of Participation and Final Average Monthly Compensation as of the date designated by the Committee. The benefit shall be calculated under the early retirement provisions pursuant to Sections 6.2 and 6.3(a), with commencement of benefit not earlier than the later of termination of employment or age fifty-five (55).

ARTICLE IV

BENEFIT ELECTION

     4.1 Benefit Election. A Participant or a Beneficiary of a Participant may elect to receive either (a) the Frozen Benefit (the Frozen Retirement Benefit or the Frozen Survivor Benefit); or (b) the benefit accrued under this Plan after November 30, 1994. The election shall be made on a form approved by the Committee and prior to the receipt of any benefits under this Plan. No benefits accrued after November 30, 1994, shall be paid if either the Frozen Retirement Benefit or the Frozen Survivor Benefit is elected.

     4.2  Commencement of Benefits.  A Participant or a
Beneficiary shall determine the date when benefits shall commence within the time authorized by the Plan.

ARTICLE V

SURVIVOR BENEFITS

     5.1 Pre-retirement Survivor Benefits. If a Participant dies while employed by the Employer, the Employer shall pay a survivor benefit to such Participant's Beneficiary as follows:

     (a) Amount. The pre-termination survivor benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the retirement benefit calculated under Article VI assuming retirement occurred at the later of age sixty-two (62) or date of death. Final Average Monthly Compensation shall be determined as of the date of the Participant's death.

     (b) Payment. If the Participant is married on the date of death, the benefits shall be paid for the life of the spouse.
If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit, assuming the above benefit is payable to a spouse ten (10) years younger than the Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.

     5.2  Post-termination Survivor Benefit.

     (a)  Death Prior to Commencement of Benefits.

          (i) Amount. The amount of the post-termination survivor benefit shall be equal to sixty-six and two thirds percent (66 2/3%) of the retirement benefit payable to the Participant.

          (ii) Payment. If the Participant is married on the date of death, the benefits shall be paid for the life of the spouse. If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit assuming that the above benefit is payable to a spouse ten (10) years younger than the Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.

     (b) Death After Commencement of Benefits. If a Participant dies after commencement of benefits, a survivor benefit will be paid only if, and to the extent provided for, under the form of benefit elected by the Participant.--

     5.3 Suicide. In the event a Participant commits suicide within one (1) year of initially entering this Plan, no benefits shall be payable hereunder to the Participant's Beneficiaries.

ARTICLE VI

SUPPLEMENTAL RETIREMENT BENEFITS

     6.1 Normal Retirement Benefit. The monthly Supplemental Retirement Benefit shall equal the Target Retirement Percentage multiplied by the Participant's Final Average Monthly Compensation, less 1) the amount of the Participant's retirement benefit under the Retirement Plan Normal Form of Benefit regardless of the form selected by the Participant under the Retirement Plan; and 2) the benefit payable as a single life annuity under the Supplemental Executive Retirement Plan. If the Participant selects an "optional" form of benefit under this Plan, then the benefit shall be the Actuarial Equivalent of the Normal Form of Benefit.

     6.2 Early Retirement Benefit. If a Participant retires at an Early Retirement Date, the Employer shall pay to the Participant a monthly Supplemental Retirement Benefit. The Early Retirement Benefit shall be equal to the Target Retirement Percentage, multiplied by the Early Retirement Factor and by the Participant's Final Average Monthly Compensation, less 1) the amount of the Participant's retirement benefit under the Retirement Plan Normal Form of Benefit at the later of, age fifty-five (55) or the Participant's retirement date; and 2) the benefit payable as a single life annuity under the Supplemental Executive Retirement Plan at the later of, age fifty-five (55) or the Participant's Retirement date. If the Participant selects an "optional" form of benefit under this Plan, then the benefit shall be the Actuarial Equivalent of the Normal Form of Benefit.

     6.3 Early Retirement Factor. If a Participant retires before the Participant's Normal Retirement Date, the Target
Retirement Percentage shall be multiplied by one (1) of the following Early Retirement Factors.

     (a) If termination occurs with approval or if the Participant terminates within twenty-four (24) months after a Change in Control, the Early Retirement Factor shall be one hundred percent (100%), less .25 of one percent for each full calendar month, between the Participant's benefits commencement date and Normal Retirement Date.

     (b) If termination occurs without approval and the Participant has not terminated within twenty-four (24) months after a Change in Control, the Early Retirement Factor shall be one hundred percent (100%), less .4167 of one percent for each full calendar month between the Participant's benefits commencement date and Normal Retirement Date, times a fraction equal to the Participant's Years of Participation at termination divided by the Years of Participation the Participant would have had at Participant's Normal Retirement Date if Participant had continued to be employed by the Employer.

     (c) Authorization to grant approval for early retirement is vested with the Committee for elected officers of the Company and with the Chief Executive Officer of the Company for non-officers.

     6.4 Early Termination Benefits. If a vested Participant terminates employment with the Employer prior to Retirement or death, the Employer shall pay to the Participant, commencing not earlier than the later of the Participant's fifty-fifth (55th) birthday or termination of employment, the Supplemental Retirement Benefit as determined under this section.

     (a) The Target Retirement Percentage shall be calculated based upon the Years of Participation and then multiplied by a fraction equal to the Participant's actual Years of Participation divided by the Years of Participation the Participant would have had at the Normal Retirement Date if the Participant had continued to be employed by the Employer to age sixty-two (62). The adjusted Target Retirement Percentage shall be further reduced by .4167 of one percent for each month between the Participant's benefits commencement date and age sixty-two (62).

     (b)  The Early Termination Benefit shall be offset by:
1) the Retirement Plan Normal Form of Benefit payable on the date of benefit commencement regardless of service; and 2) the benefit payable as a single life annuity under the Supplemental Executive Retirement Plan payable on the date of benefit commencement regardless of service.

     6.5 Termination After Change in Control. If a Participant terminates within two (2) years after a Change in Control, the Participant shall receive, beginning on the later of the attainment of age fifty-five (55) or the Participant's actual termination date, the Early Retirement Benefit calculated with the Early Retirement Factors set forth in 6.3(a).

     6.6 Form of Payment. The Supplemental Retirement Benefit shall be paid in the basic form provided below unless the Participant elects in the calendar year prior to retirement or termination an Actuarial Equivalent form of benefit provided in this section.

     (a) Normal Form of Benefit Payment. The normal form of payment shall be a single-life annuity for the lifetime of the Participant.

     (b)  Actuarial Equivalent Forms of Benefit.

     (i) A joint and survivor annuity with payments continued to the survivor at an amount equal to two-thirds (2/3) of the Participant's benefit.

     (ii) A joint and survivor annuity with payments continued to the survivor at an amount equal to the Participant's benefit.

ARTICLE VII

OTHER RETIREMENT PROVISIONS

     7.1 Disability. During a period of Disability, a Participant will continue to accrue Years of Participation; and any benefits payable under this Plan shall be based upon the greater of the Participant's Compensation at the time of Disability or Final Average Monthly Compensation.

     7.2 Withholding Payroll Taxes. The Employer shall withhold from payments made hereunder any taxes required to be withheld from a Participant's wages under federal, state or local law.

     7.3 Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of the minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship, as it may deem appropriate, prior to distribution of the Plan benefit. The distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.

ARTICLE VIII

BENEFICIARY DESIGNATION

     8.1 Beneficiary Designation. The primary Beneficiary shall be the Participant's spouse. Each Participant, in the event the Participant's spouse predeceases the Participant, or the Participant is unmarried, shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries (both principal as well as contingent) to whom payment under this Plan shall be made in the event of the Participant's death prior to complete distribution to Participant of the benefits due Participant under the Plan.

     8.2 Amendments, Marital Status; No Participant Designation. Any Beneficiary designation form may be changed by a Participant by the filing of a written form prescribed by the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce or marriage (other than common law) of a Participant subsequent to the date of fling of a Beneficiary designation form shall automatically revoke the prior designation. If a Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by marriage or divorce, without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:

     (a)  the Participant's surviving spouse;

     (b) the Participant's children, except that if any of the children predecease the Participant but leaves issue surviving, the issue shall take by right of representation;

     (c) the Participant's personal representative (executor or administrator).

     8.3 Effect of Payment. The payment to the Beneficiary shall completely discharge Employer's obligations under this Plan.

ARTICLE IX

ADMINISTRATION

     9.1 Committee; Duties. This Plan shall be administered by a Committee which shall consist of not less than three (3) nor more than five (5) persons appointed by the Board. Members of the Committee may be Participants under this Plan. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision.

     In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Employer.

     Subject to Article X, the decision or action of the Committee in respect of any questions arising out of, or in connection with, the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

     9.2 Indemnity of Committee. To the extent permitted by applicable law, the Employer shall indemnify, hold harmless and defend the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, provided that the Committee was acting in accordance with the applicable standard of care. The indemnity provisions set forth in this Article shall not be deemed to restrict or diminish in any way any other indemnity available to the Committee members in accordance with the Article or By-laws of the Company.

ARTICLE X

CLAIMS PROCEDURE

     10.1 Claim Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee who shall respond in writing as soon as practicable.

     10.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

     (a) the reason for denial, with specific reference to the Plan provisions on which the denial is based;

     (b) a description of any additional material or information required and an explanation of why it is necessary; and

     (c)  an explanation of the Plan's claims review procedure.

     10.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request a review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     10.4 Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

ARTICLE XI

TERMINATION, SUSPENSION OR AMENDMENT

     11.1 Termination, Suspension or Amendment of Plan. The Board may, in its sole discretion, terminate or suspend this Plan at any time or from time to time, in whole or in part. The Board may amend this Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such termination, suspension or amendment or other action with respect to the Plan shall adversely affect the benefits of Participants which have accrued prior to such action, the benefits of any Participant who has previously retired, or the benefits of any Beneficiary of a Participant who has previously died. Furthermore, no termination, suspension or amendment shall alter the applicability of the vesting schedule in Section 3.2 with respect to a Participant's accrued benefit at the time of such termination, suspension or amendment.

     11.2 Change in Control. Notwithstanding Section 11.1 above, in the event of a Change in Control, neither the Board nor the Committee may terminate this Plan with regard to current Participants. No amendment may be made to the Plan following a Change in Control which would adversely affect the benefits of current Participants, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died. The Plan shall continue to operate and be effective with regard to all current or retired Participants and their Beneficiaries as of the date of the Change in Control.

ARTICLE XII

MISCELLANEOUS

     12.1 Unfunded Plan. This Plan is intended to be an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA.

     12.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or asset of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in
Section 12.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligation of the Employer under this Plan. Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

     12.3 Trust Fund. The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

     12.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of Participant's or any other person's bankruptcy or insolvency.

     12.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between the Employer and the Participant, and the Participant (or Participant's Beneficiary) shall have no rights against the Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

     12.6 Governing Law. The provisions of this Plan shall be construed, interpreted and governed in all respects in accordance with the applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Idaho without regard to the principles of conflicts of laws.

     12.7 Validity. If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

     12.8 Notice. Any notice or filing required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail or fax. The notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     12.9 Successors. Subject to Section 11.1, the provisions of this Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.


                              IDAHO POWER COMPANY


                              By:  /s/ Joseph W. Marshall
                                   Chairman


                              By:  /s/ Robert W. Stahman
                              Secretary

                              Dated:  October 17, 1994

                                                            APPENDIX A




                   CONTRACT OF PARTICIPATION IN THE
                   IDAHO POWER COMPANY SECURITY PLAN
                    FOR SENIOR MANAGEMENT EMPLOYEES



NAME OF PARTICIPANT:

DATE OF BIRTH:

SENIOR MANAGEMENT PLAN ENTRY DATE:

BENEFICIARY:


This Agreement is made and entered into as of the date written
hereinbelow by and between Idaho Power Company and                   .
This Agreement is subject to all of the terms of the Idaho Power Company Security Plan for Senior Management Employees, as amended and restated November 30, 1994 (The "Plan"). By signing this agreement, Participant acknowledges receipt of a copy of the Plan document.



PARTICIPANT                             IDAHO POWER COMPANY



BY                                      BY
     PARTICIPANT                             CHAIRMAN



DATE                               DATE











                          IDAHO POWER COMPANY

                 SECURITY PLAN FOR BOARD OF DIRECTORS















                         Amended and Restated

                      Effective November 30, 1994
                           TABLE OF CONTENTS




ARTICLE I
     PURPOSE; EFFECTIVE DATE                                        1
     1.1  Purpose                                                   1

ARTICLE II
     DEFINITIONS                                                    1
     2.1  Actuarial Equivalent                                      1
     2.2  Beneficiary                                               2
     2.3  Board                                                     2
     2.4  Change in Control                                         2
     2.5  Committee                                                 3
     2.6  Company                                                   3
     2.7  Contract of Participation                                 3
     2.8  Employer                                                  3
     2.9  Participant                                               3
     2.10 Plan Anniversary Date                                     3
     2.11 Plan Year                                                 3
     2.12 Supplemental Retirement Benefit                           4
     2.13 Year of Service                                           4

ARTICLE III
     PARTICIPATION AND VESTING                                      4
     3.1  Participation                                             4
     3.2  Fee Reduction                                             4
     3.3  Vesting                                                   4

ARTICLE IV
     SURVIVOR BENEFITS                                              4
     4.1  Death Benefit                                             4
     4.2  Suicide                                                   8

ARTICLE V
     RETIREMENT BENEFITS                                            8
     5.1  Benefit                                                   8
     5.2  Form of Payment                                           8
     5.3  Commencement of Benefit Payment                           9
     5.4  Grandfathered Form of Benefit                             9

ARTICLE VI
     BENEFICIARY DESIGNATION                                       10
     6.1  Beneficiary Designation                                  10
     6.2  Amendments, Marital Status, No Participant Designation   10
     6.3  Effect of Payment                                        11

ARTICLE VII
     TERMINATION, SUSPENSION OR AMENDMENT OF PLAN                  11
     7.1  Termination, Suspension or Amendment of Plan             11
     7.2  Change in Control                                        11

ARTICLE VIII
     ADMINISTRATION                                                12
     8.1  Committee; Duties                                        12
     8.2  Indemnity of Committee                                   12

ARTICLE IX
CLAIMS PROCEDURE                                                   13
     9.1  Claim                                                    13
     9.2  Denial of Claim                                          13
     9.3  Review of Claim                                          13
     9.4  Final Decision                                           13

ARTICLE X
     MISCELLANEOUS                                                 14
     10.1 Source of Funding                                        14
     10.2 Unsecured General Creditor                               14
     10.3 Trust Fund                                               15
     10.4 Nonassignability                                         15
     10.5 Governing Law                                            15
     10.6 Validity                                                 16
     10.7 Notice                                                   16
     10.8 Successors                                               16
     10.9 Payment to Guardian                                      16

IDAHO POWER COMPANY

SECURITY PLAN FOR BOARD OF DIRECTORS

AMENDED AND RESTATED NOVEMBER 30, 1994


ARTICLE I

PURPOSE; EFFECTIVE DATE

     1.1 Purpose. The purpose of this restated Security Plan for Board of Directors (the "Plan") is to define the terms of the Plan to advance the interests of Idaho Power Company, an Idaho corporation, and its stockholders by furnishing a variety of supplemental benefits designed to attract and retain outstanding individuals as directors of Idaho Power Company, its subsidiaries and affiliates, and to stimulate the efforts of such directors by giving suitable recognition to services which will contribute materially to the success of Idaho Power. The effective date of this restatement shall be November 30, 1994.

ARTICLE II

DEFINITIONS
     For the purposes of this Plan, the following terms shall have the meaning indicated, unless the context clearly indicates otherwise.

     2.1 Actuarial Equivalent. "Actuarial Equivalent" shall mean equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Company using generally accepted actuarial assumptions, methods and factors as used in the Retirement Plan of Idaho Power Company which may be amended from time to time.

     2.2 Beneficiary. "Beneficiary" shall mean the person, persons or entity designated by the Participant or pursuant to Article VI to receive any benefits payable under the Plan. Each such designation shall be made in a written instrument filed with the Committee and shall become effective only when received, accepted and acknowledged in writing by the Committee.

     2.3 Board. "Board" shall mean the Board of Directors of the Company.

     2.4 Change in Control. "Change in Control" shall mean the earlier of the following to occur:

     (a) the public announcement by the Company or by any person (which shall not include the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) ("Person") that such Person, who or which, together with all Affiliates and Associates (within the meanings ascribed to such terms in Rule 12b-2 of the Exchange Act) of such Person, shall be the beneficial owner of twenty percent (20%) or more of the voting stock then outstanding;

     (b) the commencement of, or after the first public announcement of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming the beneficial owner of voting stock aggregating thirty percent (30%) or more of the then outstanding voting stock;

     (c) the announcement of any transaction relating to the Company required to be described pursuant to the requirements of Item 6(e) of
Schedule 14A of Regulation 14A of the Securities and Exchange
Commission under the Exchange Act;

     (d) a proposed change in the constituency of the Board of Directors of the Company such that, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or nomination for election by the shareholders of the Company of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were members of the Board of Directors of the Company at the beginning of the period; or

     (e) any other event which shall be deemed by a majority of the Committee of the Board of Directors of the Company to constitute a "change in control."

     2.5 Committee. "Committee" shall mean the committee appointed by the Board pursuant to Section 8.1 hereof to administer the Plan.

     2.6 Company. "Company" shall mean the Idaho Power Company, an Idaho corporation, its successors and assigns.

     2.7 Contract of Participation. "Contract of Participation" shall mean an agreement of participation in the Idaho Power Security Plan for Board of Directors between the Participant and Idaho Power Company, in the form attached as Appendix A.

     2.8 Employer. "Employer" shall mean the Company and any affiliated or subsidiary corporation now in existence or subsequently designated by the Board, or any successors to the business thereof.

     2.9 Participant. "Participant" shall mean any individual who is elected to the Board of Directors and who has executed a Contract of Participation.

     2.10 Plan Anniversary Date. "Plan Anniversary Date" shall mean August 1 of any year.

     2.11 Plan Year. "Plan Year" shall mean the calendar year effective November 30, 1994.

     2.12 Supplemental Retirement Benefit. "Supplemental Retirement Benefit" shall mean a benefit determined under Article V of this Plan.

     2.13 Year of Service.  "Year of Service" shall mean each twelve
(12) months of service on the Board of Directors.

ARTICLE III

PARTICIPATION AND VESTING

     3.1 Participation. Effective November 30, 1994, participation in the Plan shall be limited to outside directors who elect to participate in this Plan by executing a Contract of Participation. Inside directors who were Participants on November 30, 1994, shall receive their vested accrued benefit as provided in Section 4.1(b) and
Article V.

     3.2 Fee Reduction. Effective November 30, 1994, no additional or future fee reduction will be required.

     3.3 Vesting. Participants shall be one hundred percent (100%) vested in their accrued benefit.

ARTICLE IV

SURVIVOR BENEFITS

     4.1  Death Benefit.

     (a) For all Participants who are first elected to the Board of Directors after November 30, 1994, the survivor benefit shall be as follows:

     (i) If a Participant's death occurs prior to severance from service on the Board and commencement of the Supplemental Retirement Benefit, the Employer shall pay a survivor benefit to such Participant's Beneficiary as follows:

     (a) Amount. The pre-termination survivor benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the Supplemental Retirement Benefit calculated under Article V. A Participant shall be considered to have a minimum of five (5) Years of Service for purposes of this calculation.

     (b) Payment. If the Participant is married on the date of death, the benefits shall be paid for the life of the spouse. If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit, assuming the above benefit is payable to a spouse ten (10) years younger than the Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.

     (ii) If a Participant's death occurs after termination from service on the Board but prior to commencement of the Supplemental Retirement Benefit, the Employer shall pay a survivor benefit to said Participant's Beneficiary as follows:

     (a) Amount. The amount of the post-termination survivor benefit shall be equal to sixty-six and two-thirds percent (66 2/3%) of the Supplemental Retirement Benefit payable to the Participant.

     (b) Payment. If the Participant is married on the date of death, the benefits shall be paid for the life of the spouse. If the spouse's date of birth is more than ten (10) years after the Participant's date of birth, the monthly benefit shall be reduced to the Actuarial Equivalent of the above benefit, assuming the above benefit is payable to a spouse ten (10) years younger than Participant. If the Participant is unmarried on the date of death, the benefit shall be paid to the Participant's Beneficiary in a lump sum equal to the value of a death benefit payable to an assumed spouse the same age as the Participant.

     (iii) Death After Commencement of Benefits. If a Participant dies after commencement of benefits, a survivor benefit will be paid only if, and to the extent provided for, under the form of benefit elected by the Participant.

     (b) For all Participants who are first elected to the Board on or prior to November 30 1994, the survivor benefit shall be as follows:

     (i) If a Participant's death occurs prior to commencement of the Supplemental Retirement Benefit, the Participant's Beneficiaries shall receive the death benefit described below unless the Participant's Beneficiary elects to receive the death benefits provided for in
Section 4.1(a)(i) in lieu of this benefit. The death benefit will be determined by the Participant's Years of Service, including Years of Service after November 30, 1994, at death as set forth in the schedule below:

               YEARS OF          MONTHLY         ANNUAL
               SERVICE           BENEFIT        BENEFIT

                      1        $  291.67        $ 3,500
                      2           583.33          7,000
                      3           875.00         10,500
                      4         1,166.67         14,000
             5 and over         1,458.33         17,500

The death benefits shall be paid to the Beneficiary in equal monthly installments for the period of one hundred eighty (180) months without interest. Payments shall commence on the tenth day of the month following receipt by the Committee of proof of Participant's death.

     (ii) Death After Commencement of Benefits.

     a) A Participant who did not elect to receive the Supplemental Retirement Benefit in the grandfathered form as provided for in
Section 5.4, and dies at any time after severance from service on the Board and after the commencement of the Supplemental Retirement
Benefit, the Participant's Beneficiary shall receive a survivor benefit to the extent provided for under the form of benefit elected by the Participant.

     b) A Participant who elected to receive the Supplemental Retirement Benefit in the grandfathered form as provided for in
Section 5.4 and dies at any time after severance from service on the Board and after the commencement of the Supplemental Retirement Benefit, the Participant's Beneficiaries shall receive the balance, if any, of the 180-month Supplemental Retirement Benefit. Receipt by the Participant's Beneficiaries of the benefit under this subparagraph shall be in lieu of all other survivor benefits under this Plan.

     4.2 Suicide. In the event a Participant commits suicide within one (1) year of initially entering this Plan, no benefits shall be payable hereunder to the Participant's Beneficiaries.

ARTICLE V

RETIREMENT BENEFITS

     5.1 Benefit. Upon severance of service on the Board, each Participant shall be entitled to receive, at the time specified in
Section 5.3 below, a Supplemental Retirement Benefit, the amount of which will be determined by the Participant's Years of Service on the Plan Anniversary Date immediately preceding or coinciding with his severance date as set forth below:

              YEARS OF         MONTHLY             ANNUAL
              SERVICE        BENEFIT              BENEFIT

                     1       $  291.67            $ 3,500
                     2          583.33              7,000
                     3          875.00             10,500
                     4        1,166.67             14,000
            5 and over        1,458.33             17,500

     5.2 Form of Payment. The Supplemental Retirement Benefit shall be paid in the basic form provided below unless the Participant elects in the calendar year prior to retirement or termination an Actuarial Equivalent form of benefit provided in this section. Participants elected to the Board prior to November 30, 1994, may elect a grandfathered form of benefit as provided in Section 5.4 in lieu of any other form of benefit.

     (a) Normal Form of Benefit Payment. The normal form of payment shall be a single-life annuity for the lifetime of the Participant.

     (b)  Actuarial Equivalent Forms of Benefit.

     (i) A joint and survivor annuity with payments continued to the survivor at an amount equal to two-thirds (2/3) of the Participant's benefits.

     (ii) A joint and survivor annuity with payments continued to the survivor at an amount equal to the Participant's benefits.

     5.3  Commencement of Benefit Payment.

     (a) Outside Directors. The Supplemental Retirement Benefit shall be paid to an outside director Participant commencing on the tenth (10th) day of the month immediately following the later of age sixty-five (65) or severance from service on the Board as an outside director.

     (b) Inside Directors. The Supplemental Retirement Benefit shall be paid to an inside director Participant commencing on the tenth
(10th) day of the month immediately following severance from service on the Board.

     5.4 Grandfathered Form of Benefit. A Participant first elected to the Board prior to November 30, 1994, may elect a grandfathered form of benefit. This grandfathered form of benefit shall be paid in 180 equal monthly installments in an amount set forth in Section 5.1. The election shall be made prior to the Participant's termination.

ARTICLE VI

BENEFICIARY DESIGNATION

     6.1 Beneficiary Designation. The Primary Beneficiary shall be the Participant's spouse. Each Participant, in the event the Participant's spouse predeceases the Participant or if the Participant is unmarried, shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries (both principal as well as contingent) to whom payment under this Plan shall be made in the event of death prior to complete distribution to Participant of the benefits due Participant under the Plan.

     6.2 Amendments, Marital Status, No Participant Designation. Any Beneficiary designation form may be changed by a Participant by the filing of a written form prescribed by the Committee. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce or marriage (other than common law) of a Participant subsequent to the date of fling of a Beneficiary designation form shall automatically revoke the prior designation. If a Participant fails to designate a Beneficiary as provided above, or if the Beneficiary designation is revoked by marriage or divorce, without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then Participant's designated Beneficiary shall be deemed to be the person or persons surviving the Participant in the first of the following classes in which there is a survivor, share and share alike:

     (a)  the Participant's surviving spouse;

     (b) the Participant's children, except that if any of the children predecease the Participant but leaves issue surviving, the issue shall take by right of representation;

     (c) the Participant's personal representative (executor or administrator).

     6.3 Effect of Payment. The payment to the Beneficiary shall completely discharge Employer's obligations under this Plan.

ARTICLE VII

TERMINATION, SUSPENSION OR AMENDMENT OF PLAN

     7.1 Termination, Suspension or Amendment of Plan. The Board may, in its sole discretion, terminate or suspend this Plan at any time or from time to time, in whole or in part. Either the Board or the Committee may amend this Plan at any time or from time to time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no such termination, suspension or amendment shall adversely affect the benefits of Participants vested therein prior to such action, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died.

     7.2 Change in Control. Notwithstanding Section 7.1 above, in the event of a Change in Control, neither the Board nor the Committee may terminate this Plan with regard to current Participants. No amendment may be made to the Plan following a Change in Control which would adversely affect the benefits of current Participants, the benefits of any Participant who has retired, or the Beneficiary of any Participant who has died. The Plan shall continue to operate and be effective with regard to all current or retired Participants and their Beneficiaries as of the date of the Change in Control.

ARTICLE VIII

ADMINISTRATION

     8.1 Committee; Duties. This Plan shall be administered by a Committee which shall consist of not less than three (3) nor more than five (5) persons appointed by the Board. Members of the Committee may be Participants under this Plan. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. A majority vote of the Committee members shall control any decision.

     In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit and may from time to time consult with counsel who may be counsel to the Employer.

     Subject to Article IX, the decision or action of the Committee in respect of any questions arising out of, or in connection with, the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

     8.2 Indemnity of Committee. To the extent permitted by applicable law, the Employer shall indemnify, hold harmless and defend the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan, provided that the Committee was acting in accordance with the applicable standard of care. The indemnity provisions set forth in this Article shall not be deemed to restrict or diminish in any way any other indemnity available to the Committee members in accordance with the Article or By-laws of the Company.

ARTICLE IX

CLAIMS PROCEDURE

     9.1 Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable.

     9.2 Denial of Claim. If the claim or request is denied, the written notice of denial shall state:

     (a) the reason for denial, with specific reference to the Plan provisions on which the denial is based;

     (b) a description of any additional material or information required and an explanation of why it is necessary; and

     (c)  an explanation of the Plan's claim review procedure.

     9.3 Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     9.4 Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified, and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

ARTICLE X

MISCELLANEOUS

     10.1 Source of Funding. The rights of a Participant, or his Beneficiary, to benefits under this Plan shall be solely those of an unsecured creditor of the Employer. The benefits provided by this Plan shall be paid from the general funds of the Employer. The Employer, in its sole discretion, may procure insurance or other property to be used to offset the Employer's cost of these benefits. It is expressly agreed and understood that any assets acquired or held by the Employer in connection with the liabilities assumed by it pursuant to this Plan shall be and remain the sole property of, the Employer; that a Participant shall have no ownership rights of any nature with respect thereto, and that such property shall not be deemed to be held under any trust for the benefit of a Participant or Beneficiary, or to be security for the performance of the obligations of the Employer, but shall be, and remain a general, unpledged and unrestricted asset of the Employer.

     10.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interest or claims in any property or asset of the Employer, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Employer. Except as may be provided in Section 12.3, such policies, annuity contracts or other assets of the Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors or assigns, or held in any way as collateral security for the fulfilling of the obligation of the Employer under this Plan. Any and all of the Employer's assets and policies shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

     10.3 Trust Fund. The Employer shall be responsible for the payment of all benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board may approve, for the purpose of providing for the payment of such benefits. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Employer's creditors. To the extent any benefits provided under the Plan are actually paid from any such trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer.

     10.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amount payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of Participant's or any other person's bankruptcy or insolvency.

     10.5 Governing Law. The provisions of this Plan shall be construed, interpreted and governed in all respects in accordance with the applicable federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Idaho without regard to the principles of conflicts of laws.

     10.6 Validity. If any provision of this Plan shall be held illegal or invalid for any reason, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

     10.7 Notice. Any notice or filing required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail or fax. The notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

     10.8 Successors. Subject to Section 7.1, the provisions of the Plan shall bind and inure to the benefit of the Employer and its successors and assigns. The term successors as used herein shall include any corporation or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of the Employer, and successors of any such corporation or other business entity.

     10.9 Payment to Guardian. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of property, the Committee may direct payment of such Plan benefit to the guardian, legal representative or person having the care and custody of the minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship, as it may deem appropriate, prior to distribution of the Plan benefit. The distribution shall completely discharge the Committee and the Employer from all liability with respect to such benefit.

     Adopted this 17th day of October, 1994.
                         IDAHO POWER COMPANY

                         By: /s/ Joseph W. Marshall
                                 Chairman

APPENDIX A




CONTRACT OF PARTICIPATION IN THE
IDAHO POWER COMPANY SECURITY PLAN
FOR BOARD OF DIRECTORS



NAME OF PARTICIPANT:

DATE OF BIRTH:

SECURITY PLAN ENTRY DATE:

BENEFICIARY:


This Agreement is made and entered into as of the date written
hereinbelow by and between Idaho Power Company and                  .
This Agreement is subject to all of the terms of the Idaho Power Company Security Plan for Board of Directors, as amended and restated November 30, 1994 (The "Plan"). By signing this agreement, Participant acknowledges receipt of a copy of the Plan document.



PARTICIPANT                        IDAHO POWER COMPANY



BY                            BY
     PARTICIPANT                   CHAIRMAN



DATE                          DATE